CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our
report  included  in  the  Form  11-K  into  the  Company's   previously   filed
Registration Statements on Form S-8, File Nos. 33-96362 and 333-1422.



By: /s/ ARTHUR ANDERSEN
-----------------------
        ARTHUR ANDERSEN LLP


Salt Lake City, Utah
June 25, 2001